Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	JUNE 30, 2004	MARCH 31, 2004 (1)	JUNE 30, 2003 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$93,897	$95,533	$93,605
LOANS RECEIVABLE, NET	3,721,991	3,575,610	2,668,990
LOANS HELD FOR SALE	39,497	34,849	50,625
INVESTMENTS AND ASSET-BACKED SECURITIES (ABS) AVAILABLE FOR SALE	2,015,243	2,015,538	1,073,869
INVESTMENTS AND ABS HELD TO MATURITY	2,228	2,229	2,834
OFFICE PROPERTIES AND EQUIPMENT, NET	77,570	75,623	51,921
REAL ESTATE OWNED, NET	4,629	5,032	3,982
GOODWILL, NET	128,110	128,302	45,075
OTHER INTANGIBLE ASSETS, NET	20,959	21,514	3,038
BANK OWNED LIFE INSURANCE (BOLI)	91,703	90,619	71,189
PREPAID EXPENSES AND OTHER ASSETS, NET	63,284	50,306	31,874

TOTAL ASSETS	$6,259,111	$6,095,155	$4,097,002

LIABILITIES:
DEPOSITS	$3,600,639	$3,492,162	$2,393,707
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,336,439	1,374,128	995,119
REPURCHASE AGREEMENTS AND FED FUNDS	659,262	564,614	276,958
OTHER BORROWINGS	169,134	166,585	142,197
ACCRUED EXPENSES AND OTHER LIABILITIES	85,415	67,371	42,678
TOTAL LIABILITIES	5,850,889	5,664,860	3,850,659

SHAREHOLDERS’ EQUITY:
COMMON STOCK	22,615	20,508	14,781
ADDITIONAL PAID-IN CAPITAL	384,654	323,665	180,825
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED GAIN (LOSS) ON INVESTMENTS AND ABS (2)	(31,342)	4,843	(945)
RETAINED EARNINGS	32,295	81,279	51,682
TOTAL SHAREHOLDERS’ EQUITY	408,222	430,295	246,343

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,259,111	$6,095,155	$4,097,002

BOOK VALUE PER SHARE (3)	$18.05	$19.07	$15.15

TANGIBLE BOOK VALUE PER SHARE (4)	$11.46	$12.43	$12.19

SHARES OUTSTANDING AT END OF PERIOD	22,614,706	20,508,120	14,781,418

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	6.52%	7.06%	6.01%

TANGIBLE SHAREHOLDERS’ EQUITY TO TANGIBLE ASSETS (5)	4.24%	4.72%	4.90%

(1)   Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)   Net of deferred income taxes.

(3)   Amounts as of March 31, 2004 and June 30, 2003 have been restated to reflect the 10% stock dividend paid in May 2004.

(4)   Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(5)   Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30, 2004	MAR 31, 2004 (1)	JUNE 30, 2003 (1)	JUNE 30, 2004	JUNE 30, 2003 (1)
INTEREST INCOME:
LOANS	$55,725	$52,334	$42,376	$108,059	$82,715
ASSET-BACKED SECURITIES	20,055	19,288	9,214	39,343	19,186
INVESTMENTS AND CASH	1,460	1,769	1,061	3,229	2,235
TOTAL INTEREST INCOME	77,240	73,391	52,651	150,631	104,136

INTEREST EXPENSE:
DEPOSITS	12,386	12,151	9,493	24,537	18,513
BORROWINGS	16,130	15,551	13,118	31,681	27,012
TOTAL INTEREST EXPENSE	28,516	27,702	22,611	56,218	45,525

NET INTEREST INCOME	48,724	45,689	30,040	94,413	58,611

PROVISION FOR LOSSES ON LOANS	(3,000)	(2,850)	(2,550)	(5,850)	(4,800)
NET INTEREST INCOME AFTER PROVISION	45,724	42,839	27,490	88,563	53,811

OTHER INCOME:
FEES AND SERVICE CHARGES	8,434	8,286	4,909	16,720	9,208
MORTGAGE BANKING OPERATIONS	1,769	1,194	2,496	2,963	4,713
LOAN SERVICING FEES	160	146	(153)	306	(69)
NET GAIN ON SALES OF SECURITIES	848	2,459	1,677	3,307	3,037
REAL ESTATE OWNED OPERATIONS	(341)	25	(180)	(316)	(209)
BOLI	1,084	1,169	968	2,253	1,790
CHARGE RELATED TO EARLY REPAYMENT OF DEBT	0	0	0	0	(1,464)
OTHER NONINTEREST INCOME (EXPENSE)	(145)	(381)	(28)	(526)	(208)
TOTAL OTHER INCOME	11,809	12,898	9,689	24,707	16,798

OPERATING EXPENSES:
EMPLOYEE COMPENSATION AND BENEFITS	19,118	19,206	11,997	38,324	23,955
OCCUPANCY AND EQUIPMENT	5,929	5,218	3,657	11,147	7,164
AMORTIZATION OF OTHER INTANGIBLES	555	556	79	1,111	105
GOODWILL LITIGATION COSTS	25	115	64	140	314
MERGER AND ACQUISITION COSTS	922	3,913	45	4,835	188
OTHER	10,539	8,711	6,762	19,250	12,289
TOTAL OPERATING EXPENSES	37,088	37,719	22,604	74,807	44,015

INCOME BEFORE INCOME TAXES	20,445	18,018	14,575	38,463	26,594
INCOME TAX PROVISION	(6,962)	(6,034)	(5,058)	(12,996)	(9,294)

NET INCOME	$13,483	$11,984	$9,517	$25,467	$17,300

EARNINGS PER SHARE - BASIC (2)	$0.60	$0.54	$0.59	$1.13	$1.10
EARNINGS PER SHARE - DILUTED (2)	$0.58	$0.52	$0.57	$1.10	$1.08

CORE EARNINGS (3)	$13,531	$12,929	$8,456	$26,460	$16,400
CORE EARNINGS PER SHARE - BASIC (3)	$0.61	$0.58	$0.52	$1.18	$1.05
CORE EARNINGS PER SHARE - DILUTED (3)	$0.59	$0.56	$0.51	$1.15	$1.02

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (2)	22,589,109	22,354,798	16,248,879	22,471,725	15,668,650
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (2)	23,100,053	22,952,756	16,624,743	23,051,526	16,026,438

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2004.

(3)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30, 2004	MAR 31, 2004	JUNE 30, 2003 (1)	JUNE 30, 2004	JUNE 30, 2003 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	5.98%	5.88%	6.30%	5.93%	6.41%
YIELD ON ASSET-BACKED SECURITIES	4.36%	4.61%	4.40%	4.48%	4.57%
YIELD ON INVESTMENTS AND CASH	3.40%	2.82%	4.13%	3.06%	4.62%
YIELD ON INTEREST-EARNING ASSETS	5.38%	5.35%	5.80%	5.37%	5.92%

COST OF DEPOSITS	1.39%	1.42%	1.65%	1.40%	1.68%
COST OF BORROWINGS	3.04%	3.11%	4.17%	3.08%	4.27%
COST OF INTEREST-BEARING LIABILITIES	2.01%	2.04%	2.54%	2.02%	2.63%

NET INTEREST SPREAD	3.37%	3.31%	3.26%	3.35%	3.29%

NET INTEREST MARGIN	3.40%	3.33%	3.31%	3.36%	3.33%

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.86%	0.81%	0.98%	0.84%	0.92%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.87%	0.87%	0.87%	0.87%	0.88%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	12.4%	12.0%	15.5%	12.2%	15.0%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (2)	12.5%	12.9%	13.8%	12.7%	14.3%
RETURN ON AVERAGE TANGIBLE EQUITY (3)	18.9%	18.8%	19.3%	18.9%	18.9%
OPERATING EFFICIENCY	61.3%	64.4%	56.9%	62.8%	58.4%
OPERATING EFFICIENCY, CORE OPERATING BASIS (2)	61.2%	61.9%	61.0%	61.5%	60.3%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.38%	2.55%	2.34%	2.47%	2.35%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY RATIO	6.52%	7.06%	6.01%	6.52%	6.01%
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO	6.7%	6.7%	7.4%	6.7%	7.4%
TIER 1 RISK-BASED CAPITAL RATIO	9.8%	9.9%	10.1%	9.8%	10.1%
TOTAL RISK-BASED CAPITAL RATIO	10.9%	10.9%	11.1%	10.9%	11.1%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$91,948	$70,729	$146,405	$162,677	$278,693
MULTIFAMILY REAL ESTATE	21,080	15,337	17,077	36,417	30,442
COMMERCIAL REAL ESTATE	37,755	60,760	48,304	98,515	85,403
CONSTRUCTION	213,079	175,512	195,137	388,591	324,291
CONSUMER – DIRECT	127,792	68,132	61,632	195,924	93,940
CONSUMER – INDIRECT	11,512	12,907	15,594	24,419	29,862
BUSINESS BANKING	122,621	143,353	122,857	265,974	197,443
CORPORATE BANKING	160,576	43,240	51,780	203,816	98,630
TOTAL LOAN ORIGINATION VOLUME	$786,363	$589,970	$658,786	$1,376,333	$1,138,704

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(3)          Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, UNAUDITED)

	JUNE 30, 2004	MAR 31, 2004	JUNE 30, 2003

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$566,218	$587,303	$369,293
MULTIFAMILY REAL ESTATE	185,487	168,126	164,656
COMMERCIAL REAL ESTATE	628,500	519,258	478,849
CONSTRUCTION	572,468	579,683	540,301
CONSUMER - DIRECT	510,362	458,647	268,720
CONSUMER - INDIRECT	106,503	101,150	77,383
BUSINESS BANKING	875,699	971,110	656,218
CORPORATE BANKING	330,540	242,073	152,377
DEFERRED LOAN FEES, NET	(8,535)	(8,111)	(6,773)
ALLOWANCE FOR LOSSES ON LOANS	(45,251)	(43,629)	(32,034)
NET LOANS RECEIVABLE	$3,721,991	$3,575,610	$2,668,990

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$43,629	$35,605	$30,562
ALLOWANCE FOR LOAN LOSSES ACQUIRED	0	6,722	0
PROVISION FOR LOSSES ON LOANS	3,000	2,850	2,550
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(1,378)	(1,548)	(1,078)
BALANCE AT END OF QUARTER	$45,251	$43,629	$32,034

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.15%	0.17%	0.16%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.08%	0.04%	0.06%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.20%	1.21%	1.19%

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS)	428.7%	168.1%	116.5%

NONPERFORMING LOANS TO NET LOANS	0.33%	0.75%	1.03%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$0	$8,100	$1,259
NONACCRUAL LOANS	10,856	17,843	24,299
RESTRUCTURED LOANS	1,387	934	1,843
TOTAL NONPERFORMING LOANS	12,243	26,877	27,401
REO	4,629	5,032	3,982
TOTAL NONPERFORMING ASSETS (NPA)	$16,872	$31,909	$31,383

NPA TO TOTAL ASSETS	0.27%	0.52%	0.77%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.43%	0.83%	1.13%

CLASSIFIED ASSETS	$80,666	$93,265	$80,495

CLASSIFIED ASSETS/TOTAL ASSETS	1.29%	1.53%	1.96%

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT AS INDICATED, UNAUDITED)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30, 2004	MAR 31, 2004	JUNE 30, 2003	JUNE 30, 2004	JUNE 30, 2003

AVERAGE BALANCE SHEET DATA:
AVERAGE LOANS	$3,750,147	$3,580,235	$2,699,664	$3,665,191	$2,603,480
AVERAGE ASSET-BACKED SECURITIES	1,848,578	1,682,118	839,621	1,765,348	846,358
AVERAGE INVESTMENTS AND CASH	172,817	252,103	103,046	212,460	97,555
AVERAGE INTEREST-EARNING ASSETS	$5,771,542	$5,514,456	$3,642,331	$5,642,999	$3,547,393

AVERAGE DEPOSITS	$3,576,698	$3,451,100	$2,314,476	$3,513,899	$2,216,172
AVERAGE BORROWINGS	2,132,482	2,008,623	1,263,106	2,070,553	1,277,159
AVERAGE INTEREST-BEARING LIABILITIES	$5,709,180	$5,459,723	$3,577,582	$5,584,452	$3,493,331

AVERAGE ASSETS	6,274,072	5,944,044	3,881,436	6,085,484	3,773,854

AVERAGE SHAREHOLDERS’ EQUITY	436,652	401,792	245,845	419,247	232,065

AVERAGE TANGIBLE EQUITY (1)	287,176	256,167	197,691	271,693	184,163

DEPOSITS DETAIL:
INTEREST-BEARING TRANSACTION ACCOUNTS	$401,006	$419,201	$320,419	$401,006	$320,419
NONINTEREST-BEARING TRANSACTION ACCOUNTS	525,329	501,022	281,542	525,329	281,542
SAVINGS AND MONEY MARKET DEMAND ACCOUNTS	1,095,266	1,062,260	566,501	1,095,266	566,501
TIME DEPOSITS	1,579,038	1,509,679	1,225,245	1,579,038	1,225,245
TOTAL DEPOSITS	$3,600,639	$3,492,162	$2,393,707	$3,600,639	$2,393,707

NUMBER OF TRANSACTION ACCOUNTS (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	46,145	47,260	33,486	46,145	33,486
NONINTEREST-BEARING TRANSACTION ACCOUNTS	99,496	98,239	50,442	99,496	50,442

TOTAL TRANSACTION ACCOUNTS	145,641	145,499	83,928	145,641	83,928

FULL-TIME EQUIVALENT EMPLOYEES AT END OF PERIOD:	1,552	1,533	1,058	1,552	1,058

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$20,848	$17,333	$8,781	$38,181	$17,006

(1)  Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

EXHIBIT A- RECONCILIATION SCHEDULE

	AS OF OR FOR THE THREE MONTHS ENDED			AS OF OR FOR THE SIX MONTHS ENDED
	JUNE 30, 2004	MAR 31, 2004	JUNE 30, 2003 (1)	JUNE 30, 2004	JUNE 30, 2003 (1)

CORE EARNINGS: (2)
NET INCOME, AS REPORTED	$13,483	$11,984	$9,517	$25,467	$17,300
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(551)	(1,598)	(1,090)	(2,150)	(1,974)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	599	2,543	29	3,143	122
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0	0	0	0	952
CORE EARNINGS	$13,531	$12,929	$8,456	$26,460	$16,400

CORE EARNINGS PER SHARE - BASIC: (2)
EARNINGS PER SHARE - BASIC, AS REPORTED	$0.60	$0.54	$0.59	$1.13	$1.10
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.02)	(0.07)	(0.07)	(0.10)	(0.12)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.03	0.11	0.00	0.15	0.01
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.00	0.06
CORE EARNINGS PER SHARE - BASIC	$0.61	$0.58	$0.52	$1.18	$1.05

CORE EARNINGS PER SHARE - DILUTED: (2)
EARNINGS PER SHARE - DILUTED, AS REPORTED	$0.58	$0.52	$0.57	$1.10	$1.08
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.02)	(0.07)	(0.06)	(0.09)	(0.13)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.03	0.11	0.00	0.14	0.01
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	0.00	0.00	0.00	0.06
CORE EARNINGS PER SHARE - DILUTED	$0.59	$0.56	$0.51	$1.15	$1.02

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC (1)	22,589,109	22,354,798	16,248,879	22,471,725	15,668,650
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED (1)	23,100,053	22,952,756	16,624,743	23,051,526	16,026,438
COMMON SHARES OUTSTANDING, RESTATED (1)	22,614,706	22,558,932	16,259,560	22,614,706	16,259,560

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE ASSETS, AS REPORTED	0.86%	0.81%	0.98%	0.84%	0.92%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.04)%	(0.11)%	(0.11)%	(0.07)%	(0.10)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.05%	0.17%	0.00%	0.10%	0.01%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	0.00%	0.00%	0.00%	0.05%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.87%	0.87%	0.87%	0.87%	0.88%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS: (2)
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	12.4%	12.0%	15.5%	12.2%	15.0%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	(0.5)%	(1.6)%	(1.8)%	(1.0)%	(1.6)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.6%	2.5%	0.1%	1.5%	0.1%
ADD BACK: CHARGE ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	0.0%	0.0%	0.0%	0.8%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	12.5%	12.9%	13.8%	12.7%	14.3%

AVERAGE ASSETS	$6,274,072	$5,944,044	$3,881,436	$6,085,484	$3,773,854
AVERAGE SHAREHOLDERS’ EQUITY	436,652	401,792	245,845	419,247	232,065

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS: (2)
OPERATING EFFICIENCY RATIO, AS REPORTED	61.3%	64.4%	56.9%	62.8%	58.4%
ADD BACK: NET (GAIN) LOSS ON SECURITIES	1.4%	4.2%	4.2%	2.8%	4.0%
SUBTRACT: MERGER AND ACQUISITION COSTS	(1.5)%	(6.7)%	(0.1)%	(4.1)%	(0.2)%
SUBTRACT: CHARGE ON EARLY DEBT REPAYMENT	0.0%	0.0%	0.0%	0.0%	(1.9)%
OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	61.2%	61.9%	61.0%	61.5%	60.3%

ADJUSTED SHAREHOLDERS’ EQUITY:
SHAREHOLDERS’ EQUITY, AS REPORTED	$408,222	$430,295	$246,343	$408,222	$246,343
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND ABS, NET	31,342	(4,843)	945	31,342	945
ADJUSTED SHAREHOLDERS EQUITY	$439,564	$425,452	$247,288	$439,564	$247,288

ADJUSTED BOOK VALUE PER SHARE:
BOOK VALUE PER SHARE, AS REPORTED	$18.05	$19.07	$15.15	$18.05	$15.15
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND ABS, NET	1.39	(0.21)	0.06	1.39	0.06
ADJUSTED BOOK VALUE PER SHARE	$19.44	$18.86	$15.21	$19.44	$15.21

(1)          Weighted average shares and per share amounts for prior periods have been restated to reflect the 10% stock dividend paid in May 2004.

(2)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.